UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 15, 2005

TeamStaff, Inc.

(Exact name of registrant as specified in its charter)
COMMISSION FILE NUMBER:    0-18492

New Jersey	22-1899798
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

300 Atrium Drive
Somerset, NJ 08873
(Address and zip code of principal executive offices)
(732) 748-1700
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7:    Regulation FD Disclosure.

The slides and additional financial information attached as Exhibit 99.1 to this Form 8-K have been included in TeamStaff, Inc.'s annual shareholder meeting presentation as of September 15, 2005. At that time, these materials were also posted to the "Investor Relations" section of the registrant's website, www.teamstaff.com.

The information in this report (including Exhibit 99.1) is furnished pursuant to Item 7 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

The information in this report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The furnishing of these slides and additional financial information is not intended to, and does not, constitute a determination or admission by TeamStaff that the information in the slides is material or complete, or that investors should consider this information before making an investment decision with respect to any security of TeamStaff.

This Current Report on Form 8-K includes "forward-looking statements" as defined by the Federal Securities Laws. TeamStaff's actual results could differ materially from those described in such forward-looking statements as a result of certain risk factors, including but not limited to: (i) regulatory and tax developments; (ii) changes in direct costs and operating expenses; (iii) the estimated costs and effectiveness of capital projects and investments in technology infrastructure; (iv) ability to effectively implement its business strategies including, but not limited to, its new business strategy for its temporary medical staffing division, and operating efficiency initiatives; (v) the effectiveness of sales and marketing efforts, including TeamStaff's marketing arrangements with other companies; (vi) changes in the competitive environment in the temporary staffing, permanent placement and payroll processing industries; (vii) dependence upon key personnel; and (viii) other one-time events and other important factors disclosed previously and from time to time in TeamStaff's filings with the U.S. Securities and Exchange Commission. These forward-looking statements and assumptions reflect TeamStaff's current view with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical and anticipated results. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. TeamStaff undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a discussion of certain factors that could cause actual results to differ materially from historical or anticipated results, see the registrant's Form 10-K for the year ended September 30, 2004 and Form 10-Q for quarters ended December 31, 2004, March 31, 2005 and June 30, 2005.

Item 9:    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements.

None

(b)	Pro Forma Financial Information.

None

(c)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Annual Shareholder Meeting Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TeamStaff, Inc.
By: /s/ James D. Houston
Name: James D. Houston Title: Vice President of Business and Legal Affairs/General Counsel Date: September 15, 2005